Exhibit 10.10

EXECUTION VERSION

BACK-UP SERVICING AGREEMENT

among

ONEMAIN FINANCIAL FUNDING, LLC,

as Depositor,

WELLS FARGO BANK, N.A.

as Back-up Servicer, Depositor Loan Trustee, Issuer Loan Trustee and Indenture Trustee,

ONEMAIN FINANCIAL, INC.,

as Servicer

and

ONEMAIN FINANCIAL ISSUANCE TRUST 2014-1,

as Issuer

April 17, 2014

TABLE OF CONTENTS

Page
ARTICLE I	DEFINITIONS	1

Section 1.1	Definitions	1
Section 1.2	Usage of Terms	3
Section 1.3	Section References	3

ARTICLE II	ADMINISTRATION AND SERVICING	3

Section 2.1	Duties of the Back-up Servicer	3
Section 2.2	Special Covenants of the Servicer	5
Section 2.3	Representations and Warranties of Back-up Servicer	7
Section 2.4	Back-up Servicing Fee; Payment of Expenses by Back-up Servicer; Servicing Transition Costs	9

ARTICLE III	THE BACK-UP SERVICER	9

ARTICLE IV	TERM; TERMINATION	12

Section 4.1	Term	12
Section 4.2	Back-up Servicer Termination	12
Section 4.3	Back-up Servicer Termination Event	13
Section 4.4	Consequences of a Back-up Servicer Termination Event	14

ARTICLE V	MISCELLANEOUS PROVISIONS	14

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Exhibit A	Form of Servicing Centralization Notice
Exhibit B	Form of Servicing Transfer Notice
Exhibit C	Form of Power of Attorney

Schedule I	Back-up Servicer Servicing Centralization Period Duties

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THIS BACK-UP SERVICING AGREEMENT, dated as of April 17, 2014, is made by and among OneMain Financial Funding, LLC, a Delaware limited liability company, as depositor (the “Depositor”), Wells Fargo Bank, N.A., as depositor loan trustee (the “Depositor Loan Trustee”), OneMain Financial, Inc., as servicer (the “Servicer”), OneMain Financial Issuance Trust 2014-1, a Delaware statutory trust, as issuer (the “Issuer”), Wells Fargo Bank, N.A., as issuer loan trustee (the “Issuer Loan Trustee”), Wells Fargo Bank, N.A., as back-up servicer (the “Back-up Servicer”), and Wells Fargo Bank, N.A., as the Indenture Trustee (the “Indenture Trustee”).

W I T N E S S E T H:

WHEREAS, the Depositor, the Depositor Loan Trustee, the Servicer, the Subservicers, the Issuer, and the Issuer Loan Trustee have entered into that certain Sale and Servicing Agreement, dated as of April 17, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Sale and Servicing Agreement”);

WHEREAS, the Issuer, the Issuer Loan Trustee, the Depositor, the Depositor Loan Trustee, the Servicer and the Indenture Trustee (on behalf of the Noteholders) desire to obtain the services of the Back-up Servicer to perform certain servicing functions and assume certain obligations with respect to the Sale and Servicing Agreement, all as set forth herein, and the Back-up Servicer has agreed to perform such functions and assume such obligations; and

WHEREAS, for its services hereunder and with respect to the Sale and Servicing Agreement, the Back-up Servicer will receive a fee payable as described herein;

NOW THEREFORE, in consideration for the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Certain capitalized terms in this Agreement are defined in and shall have the respective meanings assigned to them in Schedule II to the Sale and Servicing Agreement (the “Definitions Schedule”). In addition, the following terms used herein, including in the preamble, recitals, exhibits and schedules hereto, shall have the following meanings:

“Agreement”: This Back-up Servicing Agreement, all amendments and supplements hereto and all exhibits and schedules to any of the foregoing.

“Back-up Servicer Termination Event”: An event described in Section 4.3.

“Back-up Servicing Duties”: The duties defined as such in Section 2.1(d).

“Central Lockbox”: A post office box and linked deposit account established and maintained on behalf of the Back-up Servicer in the name of the Indenture Trustee for the purpose of receiving Collections after the commencement of the Servicing Centralization Period.

“Continuing Errors”: The meaning specified in Section 3.1(d).

“Errors”: The meaning specified in Section 3.1(d).

“Liability”: The meaning specified in Section 3.1(d).

“Losses”: All costs, expenses, losses, claims, damages and liabilities, of any kind or nature whatsoever.

“Monthly Data Tape”: The electronic files containing the information necessary for the Servicer to prepare the Monthly Servicer Report pursuant to Section 3.06 of the Sale and Servicing Agreement.

“Obligor Notification”: As defined in Section 2.2(c)(i).

“Permitted Payment Location”: Any payment location operated in conjunction with an established electronic payment service that is approved in writing by the Servicer, including but not limited to the Moneygram service.

“Pre-Centralization Period Duties”: As defined in Section 2.1(a).

“Servicing Assumption Date”: The date which is a commercially reasonable period of time (not to exceed sixty (60) days) after receipt by the Back-up Servicer of a Servicing Transfer Notice.

“Servicing Centralization Period”: The period commencing upon receipt by the Back-up Servicer of a Servicing Centralization Period Notice and ending on the receipt by the Back-up Servicer of a Servicing Transfer Notice.

“Servicing Centralization Period Duties”: As defined in Section 2.1(b).

“Servicing Centralization Period Notice”: A written notice substantially in the form of Exhibit A hereto from the Indenture Trustee (acting at the written direction of the Required Noteholders) to the Back-up Servicer (with a copy to the Servicer) advising the Servicer, the Subservicers and the Back-up Servicer of the occurrence of a Servicing Centralization Trigger Event.

“Servicing Centralization Trigger Event”: The Servicer and its Affiliates cease all or substantially all servicing activity with respect to personal loans.

“Servicing Transition Costs”: Reasonable costs and expenses incurred by the Back-up Servicer in connection with the assumption of its servicing obligations after the Back- up Servicer’s receipt of a Servicing Transfer Notice, not to exceed $250,000.

“Servicing Transfer Notice”: A written notice substantially in the form of Exhibit B hereto from the Indenture Trustee to the Back-up Servicer.

“Servicing Transition Period”: The period from the Back-up Servicer’s receipt of a Servicing Transfer Notice to the Servicing Assumption Date.

“Third Party”: The meaning specified in Section 3.1(d).

Section 1.2 Usage of Terms. The rules of construction set forth in Part B of the Definitions Schedule shall be applicable to this Agreement. In addition, with respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to “writing” include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include schedules and exhibits thereto and all subsequent amendments, modifications and changes thereto or therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the terms “include” or “including” mean “include without limitation” or “including without limitation.”

Section 1.3 Section References. All references to Articles, Sections, paragraphs, subsections, exhibits and schedules shall be to such portions of this Agreement unless otherwise specified.

ARTICLE II

ADMINISTRATION AND SERVICING

Section 2.1 Duties of the Back-up Servicer.

(a) Pre-Centralization Period Duties. The Back-up Servicer agrees to perform the following duties as of the Closing Date (collectively, the “Pre-Centralization Period Duties”) on behalf of the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, and the Indenture Trustee, for the benefit of the Noteholders, in accordance with the terms of this Agreement:

(i) The Back-up Servicer shall, in cooperation and consultation with the Servicer, review the servicing procedures and systems of the Servicer and adopt such changes or other modifications to the systems of the Back-up Servicer as are reasonably necessary to ensure that the Back-up Servicer is able to perform its duties and obligations during the Servicing Centralization Period, during the Servicing Transition Period and following the Servicing Assumption Date, in each case, solely to the extent contemplated herein;

(ii) No later than three (3) Business Days prior to each Monthly Determination Date, the Servicer shall deliver the Monthly Data Tape for the immediately preceding Collection Period to the Back-up Servicer, and the Back-up Servicer shall (A) review such Monthly Data Tape to confirm that the information contained therein appears to be readable on its face and that it is in a format reasonably acceptable to the Back-up Servicer; (B) using the data contained therein, confirm the following calculations and compare the same against the calculations reflected in the Monthly Servicer Report: Adjusted Loan Principal Balance, Aggregate Note Principal Balance, Back-up Servicing Fee, Class A Monthly Interest Amount, Class A Note Balance, Class B Monthly Interest Amount, Class B Note Balance, Aggregate Adjusted Loan Principal Balance of Delinquent Loans, First Priority Principal Payment, Second Priority Principal Payment, Monthly Net Loss Percentage, Regular Principal Payment Amount, aggregate Loan Action Date Loan Principal Balance, and Servicing Fee; and (C) provide notice of discrepancies to the Servicer no later than five (5) Business Days after receipt of the Monthly Date Tape; and

(iii) Not less than once per twelve-month period, the Back-up Servicer shall meet with the Servicer’s management at a telephonic meeting coordinated by the Servicer or at the Servicer’s corporate headquarters, as agreed upon by the Back-up Servicer and the Servicer, to discuss any material changes to the Servicer’s servicing processes and procedures adopted by the Servicer during such twelve-month period. If the Back-up Servicer elects that any such meeting should be held at the headquarters of the Servicer, the Back-up Servicer shall bear its own costs in connection therewith.

(b) Servicing Centralization Period Duties. Unless a Servicing Transfer has already occurred, during the Servicing Centralization Period, the Back-up Servicer may perform, in addition to the duties set forth in Section 2.1(a), each of the duties and actions set forth on Schedule I hereto and any other action, in each case, to the extent the Back-up Servicer deems necessary to ensure its preparedness to act as Servicer (collectively, the “Servicing Centralization Period Duties”) on behalf of the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, and the Indenture Trustee, for the benefit of the Noteholders, in accordance with the terms of this Agreement.

(c) Servicing Transition Period Duties. Upon the earlier of (x) the delivery of a Termination Notice to the Servicer pursuant to Section 8.01 of the Sale and Servicing Agreement or (y) the resignation of the Servicer pursuant to Section 6.05 of the Sale and Servicing Agreement, the Indenture Trustee shall deliver a Servicing Transfer Notice to the Back-up Servicer. The Back-up Servicer agrees to assume the duties and obligations, and it shall be entitled to the rights, of the Servicer under the Sale and Servicing Agreement, except as otherwise set forth herein, as of the applicable Servicing Assumption Date, which duties and obligations shall be deemed to include the duties and obligations of the Servicer under Sections 2.2(a) and 2.2(b)(i), (ii) and (iv) hereof to the extent not completed by the Servicer prior to the delivery of a Servicing Transfer Notice. Upon receipt of a Servicing Transfer Notice, the Back-up Servicer shall (i) no longer be required to perform either the Pre-Centralization Period Duties or the Servicing Centralization Period Duties (except to the extent necessary to comply with the following clause (ii)) and (ii) promptly begin to assume on behalf of the Servicer all servicing duties and functions with respect to the Loans as described under the Sale and Servicing Agreement and, not later than the Servicing Assumption Date, have fully assumed all such duties and functions.

(d) Duties as of the Servicing Assumption Date. Upon the occurrence of the Servicing Assumption Date, the Servicer hereby irrevocably authorizes and grants to the Back- up Servicer and shall cause each Subservicer irrevocably to authorize and grant to the Back-up

Servicer an irrevocable power-of-attorney to take any and all steps in the Servicer’s or such Subservicer’s name, as applicable, and on behalf of the Servicer or Subservicer, as applicable, that are necessary or desirable to perform its duties as successor Servicer under the Sale and Servicing Agreement (collectively, together with the Pre-Centralization Duties and the Servicing Centralization Period Duties, the “Back-up Servicing Duties”).

Other than the duties specifically set forth in this Agreement, the Back-up Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer, except, if at all, in its capacity as successor Servicer. The Back-up Servicer shall have no liability for any actions taken or omitted by the Servicer, except, in its capacity, if at all, as successor Servicer. In addition, and notwithstanding anything else contained in this Section 2.1, the Back-up Servicer, as the successor Servicer, and its successors or assigns, shall have (i) no liability with respect to any obligation which was required to be performed by the predecessor Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the predecessor Servicer, (ii) no obligation to perform any repurchase or advancing obligations, if any, of the Servicer, (iii) no obligation to pay any taxes required to be paid by the Servicer, (iv) no obligation to pay any of the fees and expenses of any other party involved in this transaction and (v) no liability or obligation with respect to any Servicer indemnification obligations of any prior servicer including the original servicer. The indemnification obligations of the Back-up Servicer are limited to those set forth in Section 3.1(b).

Section 2.2 Special Covenants of the Servicer.

(a) The Servicer covenants and agrees that, from and after the Closing Date, it shall:

(i) with respect to each month following the Closing Date, deliver to the Back-up Servicer (A) as and when required under Section 3.06 of the Sale and Servicing Agreement, a Monthly Servicer Report, and (B) pursuant to Section 2.1(a)(ii) hereof, the Monthly Data Tape;

(ii) develop a protocol for implementing the changes in payment instructions and procedures contemplated herein; and

(iii) notify the Indenture Trustee upon the occurrence of a Servicing Centralization Trigger Event.

(b) The Servicer covenants and agrees that, upon receipt of a Servicing Centralization Period Notice, (x) it shall cooperate with the Back-up Servicer in its performance of the duties and actions set forth on Schedule I hereto and (y) it shall:

(i) promptly establish and maintain the Central Lockbox;

(ii) promptly commence, and within six (6) months thereafter complete, the distribution of written notices to all Loan Obligors instructing them to direct payments to the Central Lockbox or to a Permitted Payment Location;

(iii) promptly commence, and within six (6) months thereafter complete, the implementation of new procedures regarding acceptance of payments constituting Collections at branch locations of the Servicer and the Subservicers as follows: (a) deliver to Loan Obligors that “walk-in” to remit Collections written materials encouraging remittance of Collections to the Central Lockbox or to a Permitted Payment Location and (b) discontinue accepting cash payments at branch locations with respect to the Loans;

(iv) to the extent any cash payments constituting Collections are received by the Servicer, promptly (and in any event not more than two (2) Business Days following receipt thereof) remit all such Collections to the Central Lockbox;

(v) unless otherwise prohibited by any applicable Requirements of Law, contact all Loan Obligors of Loans with respect to which one or more required payment is past due not later than seven (7) days after the due date thereof regarding all delinquent payments; and

(vi) not later than six (6) months after receipt of the Servicing Centralization Period Notice, deliver all Loan Agreements previously held by the Servicer or any Subservicer, to the Custodian, in its capacity as Custodian pursuant to the terms of the Custodian Agreement; provided, that with respect to any such Loan Agreements delivered to the Custodian pursuant to this clause (v), the Custodian shall provide the Servicer reasonable access to such Loan Agreements. For the avoidance of doubt, any Loan Agreements to be delivered pursuant to this subsection relate to the Loans for which the Loan Notes are held by the Custodian pursuant to the Custodian Agreement.

(c) The Servicer covenants and agrees that, upon receipt of a Servicing Transfer Notice:

(i) in compliance with applicable Requirements of Law, it shall send each Loan Obligor written notice (an “Obligor Notification”) containing the following information: (A) the Servicing Assumption Date, (B) the address, telephone number and department of the Back-up Servicer which is able to answer questions regarding billing, (C) notification that the legal terms and conditions of such Loan Obligor’s obligations will not be affected by the servicing transfer and (D) instructions as to how to handle any Loan related questions. The Back-up Servicer will consult with the Servicer concerning the form of any such Obligor Notification. If the Servicer has failed to send any Obligor Notification within thirty (30) days after the date of delivery of the applicable Servicing Transfer Notice, the Back-up Servicer shall send such a notice to each such Loan Obligor on the Servicer’s stationery (if such stationery is reasonably available) within forty- five (45) days after the date of delivery of the Servicing Transfer Notice. The Servicer will provide the Back-up Servicer with its stationery in an amount sufficient to allow for the sending of the Obligor Notifications described in this Section 2.2(c)(i). The Servicer hereby irrevocably appoints the Back-up Servicer as its attorney-in-fact for the purpose of sending such Obligor Notifications;

(ii) it shall cooperate with the Issuer, the Issuer Loan Trustee, the Noteholders, the Indenture Trustee and the Back-up Servicer in effecting the termination of the responsibilities and rights of the Servicer under the Sale and Servicing Agreement, including, without limitation, providing access to the Back-up Servicer as set forth in Section 8.01 of the Sale and Servicing Agreement and transferring to the Back-up Servicer all authority of the Servicer to service the Loans provided for under the Sale and Servicing Agreement, including all authority over all Collections which shall have been deposited in the Central Lockbox, or which shall thereafter be received with respect to the Loans;

(iii) it shall provide to the Back-up Servicer within forty-five (45) days after receipt thereof all necessary servicing files and records (including the “authoritative copy”, as defined in the New York Uniform Commercial Code Section 9-105, if any, relating to any Loan Note) relating to the Loans (as deemed necessary by the Back-up Servicer at such time), and a computer tape containing as of the end of the calendar month immediately preceding the Servicing Assumption Date all of the data maintained by the Servicer in computer format in connection with servicing the Loans;

(iv) it shall make available to the Back-up Servicer key management personnel to assist with the transfer of servicing; and

(v) it shall furnish the Back-up Servicer with any powers of attorney, in substantially the form attached as Exhibit C hereto, and any other documents reasonably necessary or appropriate to enable the Back-up Servicer to carry out its duties as successor servicer pursuant to the Sale and Servicing Agreement.

(d) The Servicer covenants and agrees that on and after the Servicing Assumption Date, it shall not, unless otherwise directed by the Indenture Trustee (acting at the written direction of the Required Noteholders) or the Back-up Servicer as successor to the Servicer in writing, (i) send invoices, bills, requests for payment or other similar mailings to any Loan Obligor or (ii) make collections calls or otherwise administer or service the Loans. During the Servicing Transition Period, it shall not be a violation of this Section 2.2(d) if the Servicer receives telephone calls from Loan Obligors and takes the following actions in connection therewith: (x) providing to such Loan Obligor the information included in Obligor Notification previously provided to such Loan Obligor pursuant to Section 2.2(c)(i) hereof, (y) sending, emailing or faxing a replacement Obligor Notification to a Loan Obligor who indicates that such Obligor Notification was misplaced or was not received, or (z) making any communication that is required to be made by a party transferring servicing or administration of a consumer loan under any applicable Requirements of Law.

Section 2.3 Representations and Warranties of Back-up Servicer. By its execution and delivery of this Agreement, the Back-up Servicer makes the following representations and warranties. The Back-up Servicer represents, warrants and covenants as of the date of execution and delivery of this Agreement:

(i) Organization and Good Standing. The Back-up Servicer has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and has power, authority and legal right to enter into and perform its obligations under this Agreement;

(ii) Due Qualification. The Back-up Servicer is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the performance of its obligations under this Agreement;

(iii) Power and Authority. The Back-up Servicer has the power and authority to execute and deliver this Agreement and to carry out the terms hereof, and the execution, delivery and performance of this Agreement have been duly authorized by the Back-up Servicer by all necessary corporate action;

(iv) Binding Obligation. This Agreement shall constitute the legal, valid and binding obligation of the Back-up Servicer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditor’s rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(v) No Violation. The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time, or both) a default under, the certificate of incorporation or bylaws of the Back-up Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Back-up Servicer is a party or by which it is bound, or result in the creation or imposition of any adverse claim upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Back-up Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Back-up Servicer or any of its properties;

(vi) No Proceedings. There are no proceedings or investigations pending or, to the Back-up Servicer’s knowledge, threatened against the Back-up Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Back-up Servicer or its properties (1) asserting the invalidity of this Agreement, (2) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (3) seeking any determination or ruling that might materially and adversely affect the performance by the Back-up Servicer of its obligations under, or the validity or enforceability of, this Agreement;

(vii) No Consents. The Back-up Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement; and

(viii) Compliance with Law. The Back-up Servicer is in compliance in all material respects with the Requirements of Law and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (1) such Requirements of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (2) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a material adverse effect.

Section 2.4 Back-up Servicing Fee; Payment of Expenses by Back-up Servicer; Servicing Transition Costs. The Back-up Servicer shall be entitled to receive (x) on each Payment Date, the Back-up Servicing Fee in accordance with Section 8.06 of the Indenture and (y) from the Servicer, (i) indemnification payments in accordance with Section 3.1 hereof and (ii) reimbursement of reasonable and documented out-of-pocket expenses (including legal fees of external counsel) of the Back-up Servicer incurred in connection with the performance of its duties hereunder. The Back-up Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Back-up Servicer and all expenses incurred in connection with reports delivered hereunder); provided, however, that the Back-up Servicer shall be entitled to seek reimbursement from the Servicer for any Servicing Transition Costs incurred by the Back-up Servicer to be paid promptly by the Servicer following its receipt of a written accounting thereof in reasonable detail from the Back- up Servicer; provided, further, that to the extent the Servicer does not pay any such Servicing Transition Costs or any of the amounts described in clause (y) of the immediately preceding sentence, within sixty (60) days following written demand (which shall be accompanied by appropriate documentation) therefor, the Back-up Servicer shall be entitled to receive payment of such unpaid amounts in accordance with Section 8.06 of the Indenture.

ARTICLE III

THE BACK-UP SERVICER

Section 3.1 Liability of Back-up Servicer; Indemnities.

(a) The Back-up Servicer shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Back-up Servicer and the representations made by the Back-up Servicer. Other than as specifically set forth in this Back- up Servicing Agreement, the Back-up Servicer shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer and shall have no liability for any action taken or omitted to be taken by the Servicer.

(b) The Back-up Servicer shall indemnify, defend and hold harmless the Servicer, the Indenture Trustee, the Noteholders and their respective officers, directors, agents and employees from and against any and all Losses to the extent that such Losses arose out of, or were imposed upon the Servicer, the Indenture Trustee or the Noteholders through the Back-up Servicer’s gross negligence, willful misconduct or bad faith (excluding errors in judgment) of the Back-up Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement or any violation of law by the Back- up Servicer.

(c) The Servicer shall indemnify, defend and hold harmless the Back-up Servicer and its officers, directors, agents and employees from and against any and all Losses to the extent that such Losses arose out of, or were imposed upon the Back-up Servicer directly or indirectly relating to, or arising from, the Back-up Servicer’s participation in the transactions contemplated hereby, except to the extent that any such Losses relate to or arise from the Back- up Servicer’s gross negligence, willful misconduct or bad faith (excluding errors in judgment) of the Back-up Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

(d) The Back-up Servicer may accept and reasonably rely in good faith on all accounting and servicing records and other documentation provided to the Back-up Servicer by or at the direction of the Servicer, including documents prepared or maintained by any originator, or previous servicer, or any party providing services related to the Loans (collectively “Third Party”). The Servicer agrees to indemnify and hold harmless the Back-up Servicer, its respective officers, employees and agents against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that the Back-up Servicer may sustain in any way related to the gross negligence, willful misconduct, bad faith, reckless disregard of the Servicer’s obligations and duties, or any violation of law by the Servicer or of any Third Party with respect to the Loans. The Back-up Servicer shall have no duty, responsibility, obligation or liability (collectively “Liability”) for the acts or omissions of any such Third Party. If any error, inaccuracy or omission (collectively “Errors”) exists in any information provided to the Back-up Servicer and such Errors cause or materially contribute to the Back-up Servicer making or continuing any Error (collectively “Continuing Errors”), the Back-up Servicer shall have no Liability for such Continuing Errors; provided, however, that this provision shall not protect the Back-up Servicer against any liability which would otherwise be imposed by reason of misconduct, bad faith, negligence, reckless disregard of its obligations and duties under this Agreement in correcting any Error or in the performance of its duties contemplated herein.

In the event the Back-up Servicer becomes aware of Errors and/or Continuing Errors that, in the opinion of the Back-up Servicer, impair its ability to perform its services hereunder, the Back-up Servicer shall promptly notify the Servicer and the Indenture Trustee of such Errors and/or Continuing Errors. The Back-up Servicer shall discuss such Errors with the Servicer, and the Servicer and the Back-up Servicer shall use their reasonable efforts to correct such Errors. If after such discussion such Errors are not promptly corrected, the Back-up Servicer may undertake to reconstruct any data or records appropriate to correct such Errors and/or Continuing Errors and to prevent future Continuing Errors. The Back-up Servicer shall be entitled to reasonable compensation and recovery of costs thereby expended.

(e) Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel (excluding counsel which are employees of the Back-up Servicer) and expenses of litigation. If the indemnifying party has made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the indemnifying party, together with any interest earned thereon.

(f) Notwithstanding anything to the contrary herein, in no event shall the Back-up Servicer or the Servicer be liable for punitive, special, indirect, or consequential damages of any kind whatsoever, including but not limited to lost profits, even if the Back-up Servicer or the Servicer, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

(g) The provisions of this Section shall survive the termination of this Agreement.

Section 3.2 Limitation on Liability of Back-up Servicer and Others. Neither the Back-up Servicer nor any of the directors, officers, employees or agents of the Back-up Servicer shall be under any liability to the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, the Depositor, the Depositor Loan Trustee for the benefit of the Depositor, or the Indenture Trustee except as provided in this Agreement, for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement; provided, however, that this provision shall not protect the Back-up Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in the performance of duties, or by reason of reckless disregard of obligations and duties under this Agreement or any violation of law by the Back-up Servicer or such Person, as the case may be. The Back-up Servicer and any director, officer, employee or agent of the Back-up Servicer may rely in good faith on the advice of counsel (including but not limited to counsel who may be employees of the Back-up Servicer) or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement other than any document that the Back-up Servicer is required to confirm or verify pursuant to its Pre- Centralization Period Duties.

Section 3.3 Corporate Existence. The Back-up Servicer shall maintain its existence and rights as a national banking association under the laws of the United States.

Section 3.4 Compliance with Law. The Back-up Servicer shall duly satisfy all other obligations on its part to be fulfilled under or in connection with its obligations hereunder, shall maintain in effect all qualifications required under Requirements of Law in order to fulfill its obligations hereunder, and shall comply in all respects with all other Requirements of Law in connection with its obligations hereunder.

Section 3.5 Further Assurances; Access to Records. At any time or from time to time, upon the request of the Indenture Trustee (at the written direction of any Noteholder), the Back-up Servicer will, at the Servicer’s expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as the Indenture Trustee may reasonably request in order to effect fully the purposes of this Agreement, including providing the Indenture Trustee with any information reasonably requested in order to comply with Requirements of Law, subject to prior notice and approval of the Servicer (such approval not to be unreasonably withheld or delayed). The Back-up Servicer agrees to provide access to its records related to its obligations and duties hereunder to the Servicer, the Noteholders and the Indenture Trustee upon reasonable notice and during normal business hours.

Section 3.6 System Maintenance. The Back-up Servicer will maintain or cause to be maintained gateways, hardware, software, systems and otherwise maintain or caused to be maintained a technology platform that will enable the Back-up Servicer to fulfill its obligations hereunder at all times.

Section 3.7 Performance Standard. The Back-up Servicer, in its capacity as Back-up Servicer and successor Servicer, and all of its employees performing the services described hereunder will perform such services in accordance with industry standards applicable to the performance of such services, and with the same degree of care as it applies to the performance of such services for any assets which the Back-up Servicer holds for its own account and accounts it holds for others.

ARTICLE IV

TERM; TERMINATION

Section 4.1 Term. The provisions of this Agreement and the duties and obligations of the Back-up Servicer hereunder shall commence on the date hereof and shall continue in full force and effect until the earliest of (i) if Wells Fargo Bank, N.A. is not then the successor Servicer, the date the Sale and Servicing Agreement is terminated, (ii) the date on which the Back-up Servicer has been appointed as “Servicer” under the Sale and Servicing Agreement and has assumed all duties and obligations of the “Servicer” thereunder, and (iii) the date of termination pursuant to this Article IV.

Section 4.2 Back-up Servicer Termination.

(a) Prior to the time the Back-up Servicer receives a Servicing Transfer Notice, the Indenture Trustee (acting at the written direction of the Required Noteholders) may terminate this Agreement for any reason in its sole judgment and discretion upon delivery of ninety (90) calendar days’ advance written notice to the Back-up Servicer of such termination.

(b) Prior to the time the Back-up Servicer and the Servicer receive a Servicing Transfer Notice, the Back-up Servicer may resign as Back-up Servicer only upon determination that the performance of its duties shall no longer be permissible under applicable law or that compliance with any applicable law would result in a material adverse impact on the Back-up Servicer’s financial condition; provided, that no such resignation shall be effective until a successor Back-up Servicer acceptable to the Indenture Trustee (acting at the written direction of the Required Noteholders) and the Servicer (which consent shall not be unreasonably withheld or delayed) has been appointed and has assumed the responsibilities of the Back-up Servicer hereunder. In the event that the Back-up Servicer delivers notice pursuant to the foregoing sentence, the Servicer agrees to cooperate with the Indenture Trustee, and to take such actions as the Indenture Trustee may reasonably request, in order to appoint a replacement Back-up Servicer as promptly as possible.

Section 4.3 Back-up Servicer Termination Event. For purposes of this Agreement, each of the following shall constitute a Back-up Servicer Termination Event:

(a) Failure on the part of the Back-up Servicer to duly observe or perform in any material respect any covenant or agreement of the Back-up Servicer set forth in this Agreement, which failure continues unremedied for a period of ten (10) Business Days after the date on which a responsible officer of the Back-up Servicer had actual knowledge of such failure or on which written notice of such failure, requiring the same to be remedied, shall have been given to the Back-up Servicer by the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, or the Indenture Trustee (acting at the written direction of the Required Noteholders); or

(b)(i) The commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future, federal or state bankruptcy, insolvency, receivership, conservatorship or similar law, or the Back-up Servicer becomes subject to a receivership under the orderly liquidation authority pursuant to the Dodd- Frank Act and regulations adopted in accordance therewith, and such case is not dismissed within forty five (45) calendar days; or (ii) the entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Back-up Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal or state bankruptcy, insolvency, receivership, conservatorship or similar law, or appointing a conservator, receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Back-up Servicer or of any substantial part of its properties or ordering the winding up or liquidation of the affairs of the Back-up Servicer; or

(c) The commencement by the Back-up Servicer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state bankruptcy, insolvency, receivership, conservatorship or similar law, or the consent by the Back-up Servicer to the appointment of or taking possession by a conservator, receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Back-up Servicer or of any substantial part of its property or the making by the Back-up Servicer of an assignment for the benefit of creditors or the failure by the Back-up Servicer generally to pay its debts as such debts become due or the taking of corporate action by the Back-up Servicer in furtherance of any of the foregoing, or the consent by the Back-up Servicer to become subject to a receivership under the orderly liquidation authority pursuant to the Dodd-Frank Act and regulations adopted in accordance therewith; or

(d) Any representation, warranty or statement of the Back-up Servicer made in this Agreement or any certificate, report or other writing delivered by the Back-up Servicer pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within ten (10) Business Days after the Back-up Servicer had actual knowledge thereof or written notice thereof shall have been given to a responsible officer of the Back-up Servicer by the Issuer, the Issuer Loan Trustee for the benefit of the Issuer or the Indenture Trustee (acting at the written direction of the Required Noteholders), the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been waived, eliminated or otherwise cured.

Section 4.4 Consequences of a Back-up Servicer Termination Event. If a Back-up Servicer Termination Event shall occur and be continuing, the Indenture Trustee (acting at the written direction of the Required Noteholders) shall, by notice given in writing to the Back-up Servicer, terminate all of the rights and obligations of the Back-up Servicer under this Agreement, except as set forth in Section 3.1(g). On or after the receipt by the Back-up Servicer of such written notice, all authority, power, obligations and responsibilities of the Back-up Servicer under this Agreement shall be terminated, provided, however, that any indemnification obligations and rights to indemnification of the terminated Back-up Servicer shall survive in full force and effect following such termination. The terminated Back-up Servicer agrees to cooperate with the Servicer and the Indenture Trustee in effecting the termination of the responsibilities and rights of the terminated Back-up Servicer under this Agreement.

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.1 Waiver; Amendment.

(a) This Agreement may be amended from time to time by the Back-up Servicer, the Servicer, the Issuer, the Issuer Loan Trustee for the benefit of the Issuer and the Indenture Trustee, by a written instrument signed by each of them, but without consent of any of the Noteholders, (i) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or (ii) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not adversely affect in any material respect the interest of any of the Noteholders as evidenced by an Officer’s Certificate of the Issuer to such effect. Additionally, this Agreement may be amended from time to time by the Back-up Servicer, the Servicer, the Issuer, the Issuer Loan Trustee for the benefit of the Issuer and the Indenture Trustee, by a written instrument signed by each of them, but without the consent of any of the Noteholders; provided that (i) the Issuer shall have delivered to the Indenture Trustee an Officer’s Certificate, dated the date of any such amendment, stating that the Issuer reasonably believes that such amendment will not have an Adverse Effect and (ii) the Rating Agency Condition shall have been satisfied with respect to any such amendment.

(b) This Agreement may also be amended from time to time by the Back-up Servicer, the Servicer, the Issuer, the Issuer Loan Trustee for the benefit of the Issuer and the Indenture Trustee, with the consent of the Required Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders.

(c) Promptly after the execution of any such amendment or consent, the Issuer shall furnish notification of the substance of such amendment to the Servicer, the Issuer Loan Trustee for the benefit of the Issuer, the Indenture Trustee and each Noteholder, and the Servicer shall furnish notification of the substance of such amendment to each Rating Agency.

(d) It shall not be necessary for the consent of Noteholders under this Section 5.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

(e) Any amendment which affects the rights, duties, immunities or liabilities of the Issuer Loan Trustee or the Indenture Trustee shall require the written consent of the Issuer Loan Trustee or the Indenture Trustee, as applicable. The Issuer Loan Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects such party’s respective rights, duties, benefits, protections, privileges or immunities under this Agreement or otherwise. In connection with the execution of any amendment hereunder, the Issuer Loan Trustee and the Indenture Trustee shall be entitled to receive an Opinion of Counsel to the effect that such amendment is permitted under the terms of this Agreement.

Section 5.2 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE COUNTY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY HERETO OR ANY OF THEIR PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO AN INCIDENT TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

Section 5.3 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 5.4 Assignment. Except as otherwise provided herein, this Agreement may not be assigned by any party without the prior written consent of the remaining parties.

Section 5.5 Confidentiality. The Back-up Servicer agrees to maintain the confidentiality of any information provided to it by the Servicer, the Subservicers, the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, the Indenture Trustee or any Noteholder or any third party on behalf of any of the foregoing (each a “Disclosure Party”) with respect to the Loans or the Loan Obligors, except such information may be disclosed (a) to its and its affiliates’ directors, officers, independent directors, employees and agents, including accountants, subservicers, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder, (f) to the extent any such information is publicly known independently of disclosure in violation of this Section 5.5, (g) as required pursuant to this Agreement or (h) with the prior written consent of the Servicer, the Subservicers and the Indenture Trustee or such Noteholder, as applicable.

Section 5.6 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties hereto, the Noteholders, the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, the Depositor, the Depositor Loan Trustee for the benefit of the Depositor and their permitted successors and assigns and the Persons entitled to be indemnified pursuant to Section 3.1, any benefit or any legal or equitable right, remedy or claim under this Agreement.

Section 5.7 Counterparts. For the purpose of facilitating its execution and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic image scan transmission (e.g., “PDF” or “tif” via email) shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 5.8 Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered by overnight courier service or by facsimile transmission (with telephonic confirmation):

(a)	in the case of the Back-up Servicer, to:

Wells Fargo Bank, N.A.

Attention: Corporate Trust Services/Structured Products Services

Sixth Street and Marquette Avenue

MAC N9311-161

Minneapolis, Minnesota 55479

Telephone: (612) 667-7181

Facsimile: (612) 667-3464

marianna.c.stershic@wellsfargo.com

(b)	in the case of the Servicer, to:

OneMain Financial, Inc.

300 St. Paul Place

Baltimore, MD 21202

Attention: Oona Robinson

Telephone: (410) 332-7723

oona.robinson@citi.com

with a copy to:

OneMain Financial, Inc.

300 St. Paul Place

Baltimore, MD 21202

Attention: Office of General Counsel

(c)	in the case of the Depositor, to:

OneMain Financial Funding, LLC

300 St. Paul Place

BSP15

Baltimore, MD 21202

Attention: Oona Robinson

Tel: (410) 332-2964

with a copy to:

OneMain Financial, Inc.

300 St. Paul Place

Baltimore, MD 21202

Attention: Office of General Counsel

(d)	in the case of the Issuer, to:

OneMain Financial Issuance Trust 2014-1

c/o Wilmington Trust, National Association, as Owner Trustee

Rodney Square North

1100 North Market Street

Wilmington, Delaware 1989

Attention: Corporate Trust Administration

with a copy to the Administrator:

OneMain Financial, Inc.

300 St. Paul Place

Baltimore, MD 21202

Attention: Oona Robinson

Tel: (410) 332-7723

oona.robinson@citi.com

with a copy to:

OneMain Financial, Inc.

300 St. Paul Place

Baltimore, MD 21202

Attention: Office of General Counsel

(e)	in the case of the Indenture Trustee, to:

Wells Fargo Bank, N.A.

Attention: Corporate Trust Services/Structured Products Services

Sixth Street and Marquette Avenue

MAC N9311-161

Minneapolis, Minnesota 55479

Telephone: (612) 667-7181

Facsimile Number: (612) 667-3464

(f)	in the case of notice to a Rating Agency, at the following addresses:

Standard & Poor’s Ratings Services

55 Water Street, 41st Floor

New York, NY 10041

Attention: Timothy Bartl

Email address: structuredcreditreports@sandp.com

and

DBRS, Inc.

140 Broadway, 35th Floor

New York, NY 10005

Attention: Eric Rapp

Email address: erapp@dbrs.com,

or at such other address as shall be designated by any such party in a written notice to the other parties.

All such notices and communications shall be effective, upon receipt, or in the case of (x) notice by overnight courier service when signed for against receipt thereof, or (y) notice by facsimile copy, when verbal communication of receipt is obtained.

Section 5.9 No Bankruptcy Petition.

(a) To the fullest extent permitted by law and notwithstanding any prior termination of this Agreement, each of the Issuer, the Servicer, the Back-up Servicer, the Depositor Loan Trustee, the Issuer Loan Trustee and the Indenture Trustee agree that it shall not file, commence, join, or acquiesce in a petition or proceeding, or cause the Depositor to file, commence, join, or acquiesce in a petition or proceeding, that causes (i) the Depositor to be a debtor under any Debtor Relief Law or (ii) a trustee, conservator, receiver, liquidator, or similar official to be appointed for the Depositor or any substantial part of its property.

(b) To the fullest extent permitted by law and notwithstanding any prior termination of this Agreement, each of the Depositor, the Servicer, the Back-up Servicer, the Depositor Loan Trustee, the Issuer Loan Trustee and the Indenture Trustee agree that it shall not file, commence, join, or acquiesce in a petition or proceeding, or cause the Issuer to file, commence, join, or acquiesce in a petition or proceeding, that causes (i) the Issuer to be a debtor under any Debtor Relief Law or (ii) a trustee, conservator, receiver, liquidator, or similar official to be appointed for the Issuer or any substantial part of its property.

(c) The parties hereto agree that the provisions of this Section 5.9 shall survive the resignation or removal of any such party to this Agreement and the termination of this Agreement.

Section 5.10 Limited Recourse. (a) Notwithstanding anything to the contrary contained herein, no recourse under or with respect to any obligation, covenant or agreement of the Depositor as contained in this Agreement or any of the other Transaction Documents or any other agreement, instrument or document to which the Depositor is a party shall be had against any incorporator, stockholder, affiliate, officer, employee or director of the Depositor by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Depositor contained in this Agreement and all other agreements, instruments and documents entered into pursuant hereto or in connection herewith are, in each case, solely corporate obligations of the Depositor. Notwithstanding any provisions contained in this Agreement to the contrary, the Depositor shall not, and shall not be obligated to, pay any fees, costs, indemnified amounts or expenses due pursuant to this Agreement until payment in full of all amounts that the Depositor is obligated to deposit in the Collection Account and the Principal Distribution Account pursuant to the Loan Purchase Agreement or the Sale and Servicing Agreement; provided, however, that the Noteholders shall be entitled to the benefits of the subordination of the Collections allocable to the Trust Certificate to the extent provided in the Indenture. Any amount which the Depositor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the United States Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended from time to time) against or obligation of the Depositor for any such insufficiency unless and until funds are available for the payment of such amounts as aforesaid.

(b) Notwithstanding anything to the contrary contained herein, no recourse under or with respect to any obligation, covenant or agreement of the Issuer as contained in this Agreement or any of the other Transaction Documents or any other agreement, instrument or document to which the Issuer is a party shall be had against any incorporator, stockholder, affiliate, officer, employee or director of the Issuer by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Issuer contained in this Agreement and all other agreements, instruments and documents entered into pursuant hereto or in connection herewith are, in each case, solely corporate obligations of the Issuer. Notwithstanding any provisions contained in this Agreement to the contrary, the Issuer shall not, and shall not be obligated to, pay any fees, costs, indemnified amounts or expenses due pursuant to this Agreement other than in accordance with the order of priorities set forth in Section 8.06 of the Indenture. Any amount which the Issuer does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the United States Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended from time to time) against or obligation of the Issuer for any such insufficiency unless and until funds are available for the payment of such amounts as aforesaid.

(c) The parties hereto agree that the provisions of this Section 5.10 shall survive the resignation or removal of any such party to this Agreement and the termination of this Agreement.

Section 5.11 Limitation of Liability.

(a) It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as owner trustee (the “Owner Trustee”) of the Issuer, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Owner Trustee but made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on the Owner Trustee, individually or personally, to perform any covenants, either expressed or implied, contained herein, all personal liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related document.

(b) It is acknowledged and agreed that, in connection with the each of the Indenture Trustee’s, the Depositor Loan Trustee’s and the Issuer Loan Trustee’s execution and delivery of this Agreement and the performance of its duties and exercise of its rights hereunder, it shall be entitled to all of its rights, benefits, protections, indemnities and immunities set forth in the Indenture, the Depositor Loan Trust Agreement and the Issuer Loan Trust Agreement, as applicable, and any other relevant Transaction Document. Notwithstanding anything to the contrary herein, the Depositor Loan Trustee and the Issuer Loan Trustee, as applicable, shall exercise all rights and remedies hereunder and provide any consents, directions, approvals, acceptances, determinations, rejections or other similar actions pursuant to this Agreement in accordance with directions received from the Depositor or the Issuer, respectively, and neither the Depositor Loan Trustee nor the Issuer Loan Trustee shall be liable for any failure or delay in taking such actions resulting from any failure or delay by such Person (or other applicable Person as may be expressly provided) in providing such direction.

(c) It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wells Fargo Bank, N.A. not individually or personally but solely in its capacity as Depositor Loan Trustee for the benefit of the Depositor, in the exercise of the powers and authority conferred and vested in it under the Depositor Loan Trust Agreement, and (ii) under no circumstances shall Wells Fargo Bank, N.A. be personally liable for the payment of any indebtedness or expenses of the Depositor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Depositor under this Agreement or any other related document.

(d) It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wells Fargo Bank, N.A., not individually or personally but solely in its capacity as Issuer Loan Trustee for the benefit of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Issuer Loan Trust Agreement, and (ii) under no circumstances shall Wells Fargo Bank, N.A. be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related document.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

ONEMAIN FINANCIAL ISSUANCE TRUST 2014-1, as Issuer

By: Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee of the Issuer

By:	/s/ Rachel L. Simpson
	Name:	Rachel L. Simpson
	Title:	Assistant Vice President

ONEMAIN FINANCIAL FUNDING, LLC, as Depositor

By:	/s/ Oona Robinson
	Name:	Oona Robinson
	Title:	Vice President & Assistant Treasurer

ONEMAIN FINANCIAL, INC., a Delaware corporation, as Servicer

By:	/s/ Oona Robinson
	Name:	Oona Robinson
	Title:	Vice President & Assistant Treasurer

[Signature Page to Back-up Servicing Agreement (OMF 2014-1)]

WELLS FARGO BANK, N.A., not in its individual capacity, but solely as Issuer Loan Trustee

By:	/s/ Marianna C. Stershic
	Name:	Marianna C. Stershic
	Title:	Vice President

WELLS FARGO BANK, N.A., not in its individual capacity, but solely as Depositor Loan Trustee

By:	/s/ Marianna C. Stershic
	Name:	Marianna C. Stershic
	Title:	Vice President

WELLS FARGO BANK, N.A., as Back-up Servicer

By:	/s/ Marianna C. Stershic
	Name:	Marianna C. Stershic
	Title:	Vice President

WELLS FARGO BANK, N.A., as the Indenture Trustee

By:	/s/ Marianna C. Stershic
	Name:	Marianna C. Stershic
	Title:	Vice President

[Signature Page to Back-up Servicing Agreement (OMF 2014-1)]

ACKNOWLEDGED AND AGREED:

ONEMAIN FINANCIAL SERVICES, INC., a Minnesota corporation, as a Subservicer

By:	/s/ Oona Robinson
Name:	Oona Robinson
Title:	Vice President & Assistant Treasurer

ONEMAIN FINANCIAL, INC., a Hawaii corporation, as a Subservicer

By:	/s/ Oona Robinson
Name:	Oona Robinson
Title:	Vice President & Assistant Treasurer

ONEMAIN FINANCIAL, INC., a West Virginia corporation, as a Subservicer

By:	/s/ Oona Robinson
Name:	Oona Robinson
Title:	Vice President & Assistant Treasurer

[Signature Page to Back-up Servicing Agreement (OMF 2014-1)]

EXHIBIT A

Form of Servicing Centralization Period Notice

Servicing Centralization Period Notice

                    , 20

Wells Fargo Bank, N.A.,

as Back-up Servicer

Sixth Street and Marquette Avenue

MAC N9311-161

Minneapolis, Minnesota 55479

Attention:  Corporate Trust Services/Structured Products Services

Facsimile: (612) 667-3464

OneMain Financial, Inc.,

as Servicer

300 St. Paul Place

Baltimore, MD 21202

Attention: Office of General Counsel,

Facsimile: [                                ]

Re:	OneMain Financial Issuance Trust 2014-1 –
Servicing Centralization Period Notice

Ladies and Gentlemen:

We refer to the Back-up Servicing Agreement, dated as of April 17, 2014, among OneMain Financial Issuance Trust 2014-1, as Issuer, Wells Fargo Bank, N.A., as Issuer Loan Trustee for the benefit of the Issuer, OneMain Financial Funding, LLC, as Depositor, Wells Fargo Bank, N.A., as Depositor Loan Trustee, OneMain Financial, Inc., as Servicer, Wells Fargo Bank, N.A., as Back-up Servicer, and Wells Fargo Bank, N.A., as Indenture Trustee (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Back-up Servicing Agreement”). Defined terms used but not defined herein have the meaning specified in the Back-up Servicing Agreement. This letter is a “Servicing Centralization Period Notice” referred to in the Back-up Servicing Agreement.

Pursuant to Section 2.1(b) of the Back-up Servicing Agreement, the Indenture Trustee hereby informs you that a Servicing Centralization Trigger Event has occurred and the Servicing Centralization Period under the Back-up Servicing Agreement shall commence upon the date hereof.

A-1

Very truly yours,

WELLS FARGO BANK, N.A., as the Indenture Trustee

By:

Name:
Title:

A-2

EXHIBIT B

Form of Servicing Transfer Notice

Servicing Transfer Notice

                     , 20

Wells Fargo Bank, N.A.,

as Back-up Servicer

Sixth Street and Marquette Avenue

MAC N9311-161

Minneapolis, Minnesota 55479

Attention: Corporate Trust Services/Structured Products Services

Facsimile: (612) 667-3464

OneMain Financial, Inc.,

as Servicer

300 St. Paul Place

Baltimore, MD 21202

Attention: Office of General Counsel,

Facsimile: [                                ]

Re:	OneMain Financial Issuance Trust 2014-1 – Servicing Transfer Notice

Ladies and Gentlemen:

We refer to the Back-up Servicing Agreement, dated as of April 17, 2014, among OneMain Financial Issuance Trust 2014-1, as Issuer, Wells Fargo Bank, N.A., as Issuer Loan Trustee for the benefit of the Issuer, OneMain Financial Funding, LLC, as Depositor, Wells Fargo Bank, N.A., as Depositor Loan Trustee, OneMain Financial, Inc., as Servicer, Wells Fargo Bank, N.A., as Back-up Servicer, and Wells Fargo Bank, N.A., as Indenture Trustee (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Back-up Servicing Agreement”). Defined terms used but not defined herein have the meaning specified in the Back-up Servicing Agreement. This letter is a “Servicing Transfer Notice” referred to in the Back-up Servicing Agreement.

Pursuant to Section 2.1(c) of the Back-up Servicing Agreement, the Indenture Trustee hereby informs you that [a Termination Notice has been delivered to the Servicer pursuant to Section 8.01 of the Servicing Agreement][the Servicer has resigned pursuant to Section 6.05 of the Sale and Servicing Agreement] and the Servicing Transition Period under the Back-up Servicing Agreement shall commence upon the date hereof.

B-1

Very truly yours,

WELLS FARGO BANK, N.A., as the Indenture Trustee

By:

Name:
Title:

B-2

EXHIBIT C

Form of Power of Attorney

Limited Power of Attorney

KNOW ALL PERSONS BY THESE PRESENT, that OneMain Financial, Inc., a Delaware corporation having its principal place of business at Baltimore, Maryland, together with its respective subsidiary corporations and entities (collectively, “OneMain Financial”), has and hereby affirms that it has made, constituted and appointed, and by these presents does make, constitute and appoint Wells Fargo Bank, N.A. (“Wells Fargo” or “attorney-in-fact”), having its principal place of business at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, OneMain Financial’s true and lawful attorney-in-fact and in OneMain Financial’s name, place and stead to act solely for the purpose of performing any or all of the acts described herein in connection with any Loan serviced by Wells Fargo pursuant to that certain Back-up Servicing Agreement, dated as of April 17, 2014, among OneMain Financial Issuance Trust 2014-1, as Issuer, Wells Fargo Bank, N.A., as Issuer Loan Trustee for the benefit of the Issuer, OneMain Financial Funding, LLC, as Depositor, Wells Fargo Bank, N.A., as Depositor Loan Trustee, OneMain Financial, Inc., as Servicer, Wells Fargo Bank, N.A., as Back-up Servicer, and Wells Fargo Bank, N.A., as Indenture Trustee (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Back-up Servicing Agreement”).

FIRST: Definitions. Each capitalized term used but not defined herein has the meaning given to such term in the Back-up Servicing Agreement.

SECOND: Limited Power of Attorney. OneMain Financial hereby irrevocably nominates, constitutes and appoints Wells Fargo as its true and lawful attorney-in-fact (with full power of substitution) and hereby authorizes Wells Fargo, in the name of and on behalf of OneMain Financial, to execute, deliver, acknowledge, certify, file and record any document, to institute and prosecute any proceeding and to take any other action that Wells Fargo may deem appropriate for the purpose of (A) collecting, asserting, enforcing or perfecting any claim, right or interest of any kind that is included in or relates to any of the Loans, (B) defending or compromising any claim or proceeding relating to any of the Loans, or (C) otherwise carrying out or facilitating any of the transactions contemplated in the Sale and Servicing Agreement. This Limited Power of Attorney is and shall be coupled with an interest and shall be irrevocable, and shall survive the dissolution or insolvency of OneMain Financial.

THIRD: Back-up Servicing Agreement. The execution and delivery of this Limited Power of Attorney by OneMain Financial shall not be (or be deemed) a waiver or discharge of any representation, warranty, covenant or agreement of OneMain Financial in or under the Back-up Servicing Agreement or the Sale and Servicing Agreement, and such execution and delivery shall not be (or be deemed) a modification or amendment of any provision of the Back-up Servicing Agreement or the Sale and Servicing Agreement in any respect.

FOURTH: Waivers and Amendments. This Limited Power of Attorney may be amended, modified, supplemented or restated only by a written instrument executed by OneMain Financial and Wells Fargo. The terms of this Limited Power of Attorney may be waived only by a written instrument executed by the party waiving compliance.

FIFTH: Counterparts. This Limited Power of Attorney may be executed by a party hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement, and all signatures need not appear on any one counterpart.

SIXTH: Headings. The headings in this Limited Power of Attorney are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.

SEVENTH: Binding Effect; Successors and Assigns. This Limited Power of Attorney shall inure to the benefit of and be binding upon Wells Fargo and the Servicer and their respective successors and permitted assigns.

EIGHTH: Governing Law. THIS LIMITED POWER OF ATTORNEY SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on behalf of OneMain Financial as of this          day of                     ,             .

ONEMAIN FINANCIAL, INC., a Delaware corporation, as Servicer

By:
Name:
Title:

State of                 )

County of                          )

On                 , 20     before me,                                 , a notary public, personally appeared,                             , who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of          that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature

(Seal)

SCHEDULE I

Back-up Servicer Servicing Centralization Period Duties

During the Servicing Centralization Period, the Back-up Servicer may take these and any other actions to ensure its preparedness to act as the Servicer:

1.	Hire sufficient personnel and allocate appropriate space and resources as may be necessary in connection with performance of its duties during the Servicing Transition Period and the duties of Servicer under the Sale and Servicing Agreement.

2.	Participate in status meetings with the Servicer and its personnel.

3.	Resolve any information technology issues regarding remote access to the Servicer’s computer system (including to all scanned or otherwise electronically stored Loan Notes).

4.	Confirm that access and control over the Central Lockbox is fully vested with the Back-up Servicer.

5.	Negotiate any necessary subservicing or other agreements with third-party servicers, collection agents or other service providers.

6.	Confirm that all Loan Notes are held with the Custodian (other than any Loan Notes evidenced by electronic chattel paper).

7.	Confirm that all electronic copies of contracts related to the Loans, including, where applicable, the single “authoritative copy” (as defined in the New York Uniform Commercial Code Section 9-105) of an electronically authenticated Loan Note, are transferred to the Back-up Servicer.

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